11. Prepaid expenses	12 Months Ended
Dec. 31, 2019
Prepaid Expenses [Abstract]
Prepaid expenses

11.  Prepaid expenses

	2019	2018

	245,524	346,441
Advertising not released (1)	854	76,651
Rentals and insurance	75,809	78,005
Network Swap (2)	-	11,449
Incremental costs for obtaining customer contracts (3)	158,093	173,056
Others	10,768	7,280

Current portion	(175,868)	(272,060)
Non-current portion	69,656	74,381

(1) Represents the early payment of expenses from the advertising of TIM brand’s products and services, which were recognized in income for the period during which the advertising was broadcast.

(2) On April 1, 2010, the subsidiary TIM S.A. and GVT entered into an onerous contract and a reciprocal agreement for the assignment of fiber optic infrastructure (network swap), in order to expand their respective areas of operation. Given the economic nature of the transaction, the amount was recognized in the (current and non-current) prepaid expenses and deferred revenue (current and non-current) and is amortized to income according to the contract’s term. This contract is within the scope of IFRS 16. Therefore, it was reclassified to right-of-use in leases under property, plant and equipment, as shown in Note 2.f.

(3) This is mainly represented by incremental costs related to sales commissions paid to sales agents in order to obtain customer contracts arising from the adoption of IFRS 15, which are deferred to income according to the term and/or economic benefit of the contract, which is usually two years.